HASCO 2006-OPT4

New Issue Term Sheet and
Computational Materials

$976,068,111 (Approximate)

HASCO 2006-OPT4

HSI Asset Securitization Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer, Securities Administrator and Custodian

Option One Mortgage Corporation

Originator and Servicer

Lead Underwriter

April 17, 2006

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission (“Commission”), because they contain important information.  This document does not contain all information that is required to be included in the base prospectus and prospectus supplement.  Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, HSBC Securities (USA) Inc. (“HSBC”) will arrange to send you the prospectus if you request it by calling toll-free 866-811-8049.

The information contained herein is being delivered to you solely to provide you with information about the offering of the securities referred to herein and to solicit an indication of your interest in purchasing such securities, when, as and if issued.  Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you.  You may withdraw your indication of interest at any time prior to notice of allocation.

The information contained in this communication, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar communication relating to these securities. This communication is not required to contain, and does not contain, all information that is required to be included in the base prospectus and prospectus supplement.  Additionally, the information contained herein is preliminary and subject to change.

This communication highlights selected information from the transaction documentation and does not contain a complete description of the transaction or the structural characteristics of the securities.   This communication may contain general, summary discussions of tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussions are necessarily generic and may not be applicable to or complete for your specific facts and circumstances. HSBC is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, you should determine, in consultation with your own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

Any statistical analyses contained herein, including the composition of the assets and issuer liability structure (the “Computational Materials”), are for illustrative purposes only and are not intended to represent the actual structure or predict or project actual returns. The final asset pool and transaction structure will be determined at or around the time of pricing of the securities based upon market conditions and other applicable factors. The Computational Materials are based upon proprietary modeling techniques and assumptions and alternative modeling techniques and/or assumptions may be more appropriate or produce significantly different results.  The realization of the assumptions underlying the Computational Materials is subject to significant uncertainties and contingencies and actual economic variables that impact returns will differ, and may differ materially, from those inputs utilized in the model.  As a result of the foregoing, HSBC makes no representation as to appropriateness of any modeling techniques employed by it, the appropriateness of the assumptions underlying the Computational Materials, the materiality of any assumption to the actual return, the reasonableness of any assumption or the particular factors that may affect whether such assumptions are realized.

Any collateral pool information contained herein, including without limitation any collateral tables which follow, is based only on a sample pool of mortgage loans expected to comprise the final pool, along with other mortgage loans, on the closing date.  In addition, certain mortgage loans contained in this sample pool may be deleted from the pool of mortgage loans delivered to the issuer on the closing date.  This sample pool may not necessarily represent a statistically relevant population.  Although HSBC believes the information with respect to the sample pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

The securities may not be suitable investments for you.  You should not purchase the securities unless you have carefully considered and are able to bear the associated risks of investing in the securities.  You must be willing to assume, among other risks, market price volatility, prepayments, yield curve and interest rate risk.

This communication is not an offer to sell or the solicitation of an offer to buy these securities where such offer, solicitation or sale is not permitted.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.

Contact Information

HSBC Securities
Principal Finance
Jon Voigtman Managing Director Head of Principal Finance	Tel: (212) 525-2348 jon.voigtman@us.hsbc.com
Andrea Lenox Vice President	Tel: (212) 525-4600 andrea.lenox@us.hsbc.com
Kristine Lock Assistant Vice President	Tel: (212) 525-3307 kristine.lock@us.hsbc.com
Jay Kilpatrick Senior Vice President Head of Contract Finance	Tel: (212) 525-4140 jay.kilpatrick@us.hsbc.com
Syndicate and ABS / MBS Trading
Caroline Morrill Managing Director	Tel: (212) 525-3785 caroline.morrill@us.hsbc.com
Michael Banchik Senior Vice President	Tel: (212) 525-3399 michael.banchik@us.hsbc.com
George Smith Managing Director ABS/MBS Trading	Tel: (212) 525-3786 george.smith@us.hsbc.com
Structuring and Whole Loan Trading
Mark Wirth Managing Director	Tel: (212) 525-4029 mark.wirth@us.hsbc.com
Martin Priest Vice President	Tel: (212) 525-4198 martin.priest@us.hsbc.com
Rating Agencies
Chris Deasy – S&P	Tel: (212) 438-2405 Chris_Deasy@standardandpoors.com
Cecilia Lam – Moody’s	Tel: (212) 553-1314 Cecilia.Lam@moodys.com
Wen Hsu – Fitch	Tel: (212) 908-0633 Wen.Hsu@fitchratings.com

Mortgage Pass-Through Certificates, Series 2006-OPT4

$976,068,111 (Approximate, Subject to +/- 10% Variance)

HSI Asset Securitization Corporation Trust 2006-OPT4

Issuer

HSI Asset Securitization Corporation

Depositor

First and Second Lien Residential Mortgage Loans

Transaction Highlights

Classes	Principal Balance or Notional Amount ($) (1)	Avg Life to Call / Mty (3)(4)(5)	Payment Window to Call / Mty (Months) (3)(4)(5)	Description	Expected Ratings (Fitch / Moody’s / S&P)	Initial Credit Enhancement (6)	Coupon
A-IO	244,017,028(2)			NAS IO	AAA / Aaa / AAA		1.50%
II-A-1	286,192,000	1.00 / 1.00	1 - 22 / 1 - 22	Senior Floater	AAA / Aaa / AAA	21.50%	1 Mo. LIBOR + ()
II-A-2	56,326,000	2.00 / 2.00	22 - 27 / 22 - 27	Senior Floater	AAA / Aaa / AAA	21.50%	1 Mo. LIBOR + ()
II-A-3	103,188,000	3.37 / 3.47	27 - 69 / 27 - 86	Senior Floater	AAA / Aaa / AAA	21.50%	1 Mo. LIBOR + ()
II-A-4	18,985,000	5.74 / 9.26	69 - 69 / 86 - 156	Senior Floater	AAA / Aaa / AAA	21.50%	1 Mo. LIBOR + ()
M-1	72,229,000	4.16 / 4.16	43 - 66 / 43 - 66	Mezzanine Floater	AA+ / Aa2 / AA	14.10%	1 Mo. LIBOR + ()
M-3	18,057,000	4.25 / 4.63	41 - 69 / 41 - 115	Mezzanine Floater	AA / A1 / A+	10.10%	1 Mo. LIBOR + ()
M-4	17,081,000	4.19 / 4.55	40 - 69 / 40 - 110	Mezzanine Floater	AA- / A2 / A	8.35%	1 Mo. LIBOR + ()
M-5	16,105,000	4.16 / 4.49	39 - 69 / 39 - 104	Mezzanine Floater	A / A3 / A-	6.70%	1 Mo. LIBOR + ()
M-6	15,129,000	4.12 / 4.41	39 - 69 / 39 - 98	Mezzanine Floater	A- / Baa1 / BBB+	5.15%	1 Mo. LIBOR + ()
M-7	13,664,000	4.10 / 4.31	38 - 69 / 38 - 90	Mezzanine Floater	BBB+ / Baa2 / BBB	3.75%	1 Mo. LIBOR + ()
M-8	9,272,000	4.09 / 4.20	38 - 69 / 38 - 81	Mezzanine Floater	BBB / Baa3 / BBB-	2.80%	1 Mo. LIBOR + ()
I-A	291,522,000	Not Offered Hereby				21.50%	1 Mo. LIBOR + ()
II-A-5	10,000,000	Not Offered Hereby				21.50%	N/A
M-2	20,985,000	Not Offered Hereby				11.95%	1 Mo. LIBOR + ()
M-9	4,880,000	Privately Placed Certificates				2.30%	1 Mo. LIBOR + ()
M-10	9,760,000	Privately Placed Certificates				1.30%	1 Mo. LIBOR + ()
X		Not Offered Hereby
P		Not Offered Hereby
R		Not Offered Hereby

Notes:

(1)

Certificate balances subject to a variance of plus or minus 10%.

(2)

The Class A-IO is based upon a notional amount.

(3)

Certificates are priced to the 10% optional redemption, as described herein.

(4)

Based on the pricing prepayment speed, as described herein.

(5)

Margins on the Class A Certificates (other than the Class A-IO and Class II-A-5 Certificates) and on the Class M Certificates are equal to 2.0x and 1.5x, respectively, of the original margins the month following the optional redemption date, as described herein.

(6)

Includes initial overcollateralization of 1.30%.

Issuer:

HSI Asset Securitization Corporation Trust 2006-OPT4.

Depositor:

HSI Asset Securitization Corporation.

Seller:

HSBC Bank USA, N.A.

Lead Underwriter:

HSBC Securities (USA) Inc.

Co-Managers:

Blaylock & Company, Inc. and H&R Block Financial Advisors Inc.

Originator:

Option One Mortgage Corporation.

Master Servicer, Securities
Administrator and Custodian:         Wells Fargo Bank, N.A.

Servicer:

Option One Mortgage Corporation.

Trustee:

Deutsche Bank National Trust Company.

Derivative Provider:

[TBD]

Sample Pool Calculation Date:

March 1, 2006.

Cut-off Date:

April 1, 2006.

Expected Pricing Date:

The week of April 16, 2006.

Closing Date:

On or about April 28, 2006.

Distribution Date:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in May 2006.  The first Distribution Date will be May 25, 2006.

Final Scheduled Distribution

Date:

March 25, 2036.

Certificates:

Approximately $766,213,000 senior Certificates (the Class A-IO, Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates, collectively the “Class A Certificates”) and approximately $197,162,000 mezzanine Certificates (the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, collectively the “Class M Certificates”).  The Class A-IO Certificates are the “Interest Only Certificates” and the Class II-A-5 Certificates are the “Principal Only Certificates.”  The Class A Certificates, together with the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, are referred to herein as the “Offered Certificates”.  The Class M-9 and Class M-10 Certificates, collectively the “Non-Offered Certificates,” are not being offered hereby but will be privately placed to Regulation 144A qualified institutional buyers pursuant to a confidential private placement memorandum.

The “Group I Certificates” will consist of the Class I-A Certificates and will be paid primarily from collections on the Group I Mortgage Loans.  The “Group II Certificates” will consist of the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates and will be paid primarily from collections on the Group II Mortgage Loans.  Notwithstanding the foregoing definition of Offered Certificates, the Class I-A, Class II-A-5 and Class M-2 Certificates are not being offered hereby, but will be offered pursuant to the Prospectus.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $976,068,111.  The Mortgage Loans consist of fixed-rate and adjustable-rate mortgage loans secured by first and second liens on one- to four-family residential properties.

The collateral tables included in these Computational Materials represent a sample pool of Mortgage Loans (the “Sample Pool”) having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date.  It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.  However, it is not expected that the final mortgage pool will vary from the Sample Pool in any material respect.

Group I Mortgage Loans:

The aggregate principal balance of the Group I Mortgage Loans as of the Sample Pool Calculation Date is approximately $371,365,682.  The Group I Mortgage Loans consist of 10-, 15-, 20- and 30-year fixed-rate fully amortizing mortgage loans; 30/40 year fixed-rate fully amortizing balloon mortgage loans; 15-year adjustable-rate fully amortizing mortgage loans that have an initial fixed rate period of two years after origination and thereafter adjust semi-annually based on six-month LIBOR; 30-year adjustable-rate fully amortizing mortgage loans that either adjust semi-annually from their originations or have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; 30-year adjustable-rate interest-only mortgage loans that have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; and 30/40 year adjustable-rate fully amortizing balloon mortgage loans that have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR.  All of the Group I Mortgage Loans have principal balances at origination that conform to Fannie Mae loan limits applicable to first and second lien one- to four-family residential properties.

Group II Mortgage Loans:

The aggregate principal balance of the Group II Mortgage Loans as of the Sample Pool Calculation Date is approximately $604,702,429.  The Group II Mortgage Loans consist of 10-, 15-, 20- and 30-year fixed-rate fully amortizing mortgage loans; 30-year fixed-rate interest-only mortgage loans; 30/40 year fixed-rate fully amortizing balloon mortgage loans; 15-year adjustable-rate fully amortizing mortgage loans that have an initial fixed rate period of two years after origination and thereafter adjust semi-annually based on six-month LIBOR; 30-year adjustable-rate fully amortizing mortgage loans that either adjust semi-annually from their originations or have an initial fixed rate period of two, three, five or fifteen years after origination and thereafter adjust semi-annually based on six-month LIBOR; 30-year adjustable-rate interest-only mortgage loans that have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR; and 30/40 year adjustable-rate fully amortizing balloon mortgage loans that have an initial fixed rate period of two, three or five years after origination and thereafter adjust semi-annually based on six-month LIBOR.

Mortgage Loan Group:

Group I Mortgage Loans or Group II Mortgage Loans.

Record Date:

The business day immediately preceding each Distribution Date for all Certificates (excluding the Class A-IO Certificates).  For the Class A-IO Certificates, the record date is the last business day of the month immediately preceding the month in which each Distribution Date occurs.

Delay Days:

0 (zero) days on all Certificates (excluding the Class A-IO Certificates), and 24 days for the Class A-IO Certificates.

Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:

Interest with respect to the Offered Certificates (excluding the Class A-IO and Class II-A-5 Certificates) and Non-Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date.  Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date.  With respect to the Offered Certificates (excluding the Class A-IO and Class II-A-5 Certificates) and Non-Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed.  The Offered Certificates (excluding the Class A-IO and Class II-A-5 Certificates) and Non-Offered Certificates will settle flat (no accrued interest).

The interest accrual period with respect to each Distribution Date for the Class A-IO Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).  The price to be paid for the Class A-IO Certificates by investors will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

The Class A-IO Certificates will initially have a class notional balance equal to approximately $244,017,028.  Such balance will decline on each Distribution Date according to the following schedule until such balance is reduced to zero after the Distribution Date in April 2008.  No interest will accrue on the Class A-IO Certificates after the Distribution Date in April 2008.

Prepayment Period:

The Prepayment Period applicable to both full or partial prepayments on the mortgage loans with respect to any Distribution Date is the 16th day of the calendar month immediately preceding the month in which the Distribution Date occurs through the 15th day of the calendar month of the related Distribution Date.

Fixed Pricing Prepayment Speed:

The Fixed Pricing Prepayment Speed for the fixed-rate Mortgage Loans assumes 4% CPR in month 1, building linearly to 27% CPR in month 12, and remaining at 27% CPR thereafter.  The Fixed Pricing Prepayment Speed is capped at 85% CPR.

ARM 1 Pricing Prepayment Speed:

The ARM 1 Pricing Prepayment Speed for the Mortgage Loans that do not have an initial fixed-rate period and the 2/13 and 2/28 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.  The ARM 1 Pricing Prepayment Speed is capped at 85% CPR.

ARM 2 Pricing Prepayment Speed:

The ARM 2 Pricing Prepayment Speed for the 3/27 and 5/25 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.  The ARM 2 Pricing Prepayment Speed is capped at 85% CPR.

Second Lien Pricing

Prepayment Speed:

The Second Lien Pricing Prepayment Speed for the second lien Mortgage Loans assumes 35%

CPR.

Tax Treatment:

REMIC.

ERISA Eligible:

The Offered Certificates generally may be purchased by employee benefit plans subject to ERISA provided that during the period the interest rate cap agreement or swap agreement is in effect relief is available under one of the class exemptions described in the prospectus supplement.

Legal investment:

None of the Certificates will constitute “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Form of Registration:

Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

$25,000 ($100,000 with respect to initial European investors) and integral multiples of $1 in excess thereof.

Optional Redemption:

Upon the instruction of the Depositor, the Master Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) on any Distribution Date after the date on which the aggregate principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and each Distribution Date thereafter.  If not previously directed by the Depositor, the Master Servicer may exercise the purchase option on its own volition on any Distribution Date after the date on which aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Administration Fees:

The “Servicing Fee”, calculated at approximately 0.30% per annum on the aggregate principal balance of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, approximately 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of the Closing Date and approximately 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date; and the “Master Servicing Fee” calculated at the “Master Servicing Fee Rate” of 0.005% per annum.  Administration Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Expense Adjusted Mortgage Rate:

The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period minus the Administration Fees.

Principal & Interest Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable.  The Master Servicer will be required to make such advances to the extent that the Servicer fails in its obligation to advance.  The Servicer (or the Master Servicer, as applicable) is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:

The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable.  The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:

The Servicer is required to pay Compensating Interest up to the amount of its Servicing Fee for the related Due Period to cover shortfalls due to partial and/or full prepayments on the Mortgage Loans (“Prepayment Interest Shortfalls”).

Credit Enhancement:

1. Excess spread;

2. Net Derivative Payments;

3. Overcollateralization;

4. Limited Cross-Collateralization; and

5. Subordination

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate class certificate balance of the Offered Certificates (excluding the Class A-IO Certificates) and Non-Offered Certificates after taking into account the payments of principal to be made on such Distribution Date.  The initial Overcollateralization Amount will be equal to approximately 1.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Target

Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 2.60% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date, or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date following the Distribution Date on which the aggregate principal balance of the Class A Certificates (other than the Class A-IO Certificates) has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in May 2009 and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (other than the Class A-IO Certificates) (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount, as applicable, to the holders of the Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 43.00%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class of Offered Certificates (excluding the Class A-IO Certificates) and Non-Offered Certificates for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate class certificate balances of the class or classes subordinate thereto, and (ii) the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount, as applicable, to the holders of the Certificates then entitled to payments of principal on such Distribution Date.

Target Credit Enhancement Percentage
Class	Initial	On and After Stepdown Date
A	21.50%	43.00%
M-1 and M-2	11.95%	23.90%
M-3	10.10%	20.20%
M-4	8.35%	16.70%
M-5	6.70%	13.40%
M-6	5.15%	10.30%
M-7	3.75%	7.50%
M-8	2.80%	5.60%
M-9	2.30%	4.60%
M-10	1.30%	2.60%

Trigger Event:

A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown Date if (x) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds 37.20% of the Credit Enhancement Percentage for the Class A Certificates (other than the Class A-IO Certificates), or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Loss Percentage
May 2008 through April 2009	1.35% for the first month, plus an additional 1/12th of 1.70% for each month thereafter
May 2009 through April 2010	3.05% for the first month, plus an additional 1/12th of 1.75%for each month thereafter
May 2010 through April 2011	4.80% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
May 2011 through April 2012	6.20% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
May 2012 through April 2013	6.95% for the first month, plus an additional 1/12th of 0.05% for each month thereafter
May 2013 and thereafter	7.00%

Delinquency Rate:

For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankruptcy proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate unpaid principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month Delinquency

Rate:

With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Realized Losses:

Generally, any realized losses on the Mortgage Loans will be absorbed first, by the excess spread, second, by the Net Derivative Payments, third, by the Overcollateralization Amount, and fourth, by Subordination.

Derivative Agreements:

On the Closing Date, the Securities Administrator on behalf of the supplemental interest trust will enter into both an interest rate cap agreement and swap agreement.

Under the swap agreement, the supplemental interest trust will be obligated to pay a fixed amount equal to 5.30% per annum on the notional amount as set forth in the swap agreement to the Derivative Provider and the supplemental interest trust will be entitled to receive a floating amount equal to one-month LIBOR on the notional amount as set forth in the swap agreement from the Derivative Provider, until the swap agreement is terminated.

Under the interest rate cap agreement, the Derivative Provider will be obligated to make payments to the supplemental interest trust should one-month LIBOR exceed 5.75% per annum, on the notional amount as set forth in the interest rate cap agreement.

Only the net amount of the two derivative instruments will be paid by the appropriate party (“Net

Derivative Payment”) and will be deposited into the Derivative Account. See the attached interest rate swap and interest rate cap schedules.

Generally, the Net Derivative Payment will be deposited into a derivative account (the “Derivative Account”) by the Securities Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Derivative Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement in the same manner as the Interest Payment Priority and subsequently the Net Monthly Excess Cashflow.

Upon early termination of the swap agreement, the supplemental interest trust or the Derivative Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the swap agreement. In the event that the supplemental interest trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on the business day prior to any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Interest Payment Priority:

On each Distribution Date, the interest collected will be paid in the following order of priority:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider (other than a Swap Termination Payment caused by the Derivative Provider);

(ii)

to the holders of the Class A-IO Certificates, based on interest collections from both mortgage groups;

(iii)

from the interest collected on the Group I Mortgage Loans, to the holders of the Group I Certificates, the Senior Interest Payment Amount allocable to such Certificates; from the interest collected on the Group II Mortgage Loans, to the holders of each class of Group II Certificates (excluding the Class II-A-5 Certificates), on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates.  Any interest collected and remaining after the payment of the above will be available to pay any shortfall in the Senior Interest Payment Amount to the unrelated group; and

(iv)

from the remaining interest collections, sequentially in ascending numerical order, to the holders of the Class M Certificates.

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider (other than a Swap Termination Payment caused by the Derivative Provider);

(ii)

the Group I Principal Payment Amount to the holders of the Group I Certificates, until the principal balances thereof have been reduced to zero and then to the holders of the Group II Certificates after taking into account the payment of the Group II Principal Payment Amount described in (iii) below;

(iii)

the Group II Principal Payment Amount, sequentially, to the holders of the Class II-A-1 and Class II-A-2 Certificates until the principal balances thereof have been reduced to zero; to the holders of the Class II-A-3 Certificates until the principal balance thereof has been reduced to $26,589,000; to the holders of the Class II-A-5 Certificates until the principal balance thereof has been reduced to zero; sequentially, to the holders of the Class II-A-3 and Class II-A-4 Certificates until the principal balances thereof have been reduced to zero; and then to the holders of the Group I Certificates after taking into account the payment of the Group I Principal Payment Amount described in (ii) above; and

(iv)

sequentially in ascending numerical order, to the holders of the Class M Certificates, any Group I and Group II Principal Payment Amount remaining after the payment of (i), (ii) and (iii) above until the principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:

(i)

to pay any Net Derivative Payment or Swap Termination Payment owed to the Derivative Provider (other than a Swap Termination Payment caused by the Derivative Provider);

(ii)

concurrently, to the holders of the Group I Certificates, the Group I Senior Principal Payment Amount until the principal balances thereof have been reduced to zero; and the Group II Senior Principal Payment Amount, sequentially, to the holders of the Class II-A-1 and Class II-A-2 Certificates until the principal balances thereof have been reduced to zero; to the holders of the Class II-A-3 Certificates until the principal balance thereof has been reduced to $26,589,000; to the holders of the Class II-A-5 Certificates until the principal balance thereof has been reduced to zero; and sequentially, to the holders of the Class II-A-3 and Class II-A-4 Certificates until the principal balances thereof have been reduced to zero;

(iii)

concurrently, to the holders of the Group I Certificates, any remaining Group II Senior Principal Payment Amount and to the holders of the Group II Certificates any remaining Group I Senior Principal Payment Amount without regard to that group’s Principal Payment Amount; and

(iv)

sequentially in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balances thereof have been reduced to zero.

Net Monthly Excess Cashflow:

For any Distribution Date, the excess of (x) the available funds over (y) the sum of (i) the monthly interest accrued and any unpaid interest on the Group I Certificates and the Group II Certificates and the monthly interest accrued on the Class M Certificates, (ii) the principal remittance amount and (iii) any Net Derivative Payment or Swap Termination Payment (not caused by the Derivative Provider) owed to the Derivative Provider.

Net Monthly Excess Cashflow

Payments:

With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)

to the holders of the class or classes of Certificates then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization increase amount, payable as part of the Principal Payment Amount;

(ii)

sequentially in ascending numerical order, to the holders of the Class M Certificates:

a)

in an amount equal to the Interest Carry Forward Amount allocable to such

Certificates;

b)

in an amount equal to the previously allocated Realized Loss Amounts;

(iii)

to the holders of the Offered Certificates (other than the Class II-A-5 Certificates) and Non-Offered Certificates, any Basis Risk Carryover Amounts for such classes;

(iv)

to the Derivative Provider, any Swap Termination Payment caused by the Derivative Provider; and

(v)

to the holders of the Class X Certificates, as provided by the Pooling and Servicing Agreement.

Class A-IO Available Funds Cap:

A per annum rate equal to the (x) weighted average of the Expense Adjusted Mortgage Rate of the Mortgage Loans then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is the sum of any Net Swap Payment and Swap Termination Payment (other than a Swap Termination Payment caused by the Derivative Provider) made to the Derivative Provider and the denominator of which is the aggregate principal balance of the Mortgage Loans for that Distribution Date and (ii) 12.

Group I Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rate for each Group I Mortgage Loan then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction, the numerator of which is equal to the portion of the Net Derivative Payment or Swap Termination Payment allocated to the Group I Mortgage Loans based on the applicable Group Percentage (other than a Swap Termination Payment caused by the Derivative Provider) made to the Derivative Provider, plus any payments made to the Class A-IO Certificates allocable to the Group I Mortgage Loans based on the applicable Group Percentage, and the denominator of which is equal to the aggregate principal balance of the Group I Mortgage Loans and (ii) 12.

Group II Available Funds Cap:

The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the (x) weighted average of the Expense Adjusted Mortgage Rate of the Group II Mortgage Loans then in effect on the beginning of the related Due Period minus (y) a percentage equal to the product of (i) a fraction the numerator of which is equal to the portion of the Net Derivative Payment or Swap Termination Payment allocated to the Group II Mortgage Loans based on the applicable Group Percentage (other than a Swap Termination Payment caused by the Derivative Provider) made to the Derivative Provider, plus any payments made to the Class A-IO Certificates allocable to the Group II Mortgage Loans based on the applicable Group Percentage,  and the denominator of which is equal to the aggregate principal balance of the Group II Mortgage Loans and (ii) 12.

Class M Available Funds Cap:

A per annum rate equal to the weighted average of the Group I Available Funds Cap and the Group II Available Funds Cap, weighted on the basis of the Group Subordinate Amount for the Group I and Group II Mortgage Loans.

Group Percentage:

For each of Group I and Group II and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of the Mortgage Loans in such group for such Distribution Date and the denominator of which is the aggregate principal balance of all the Mortgage Loans.

Group Subordinate Amount:

The Group Subordinate Amount for any Distribution Date (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class I-A Certificates immediately prior to such Distribution Date and (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the aggregate Class Certificate Balance of the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates immediately prior to such Distribution Date.

Interest Rate:

The Interest Rate on any Distribution Date for each class of Offered Certificates (excluding the Class A-IO and Class II-A-5 Certificates) and Non-Offered Certificates will equal the lesser of:

(a)

one-month LIBOR plus the related margin; and

(b)

the applicable Available Funds Cap.

The Interest Rate for the Class A-IO Certificates for any Distribution Date up to and including the Distribution Date in April 2008 will be the lesser of (i) 1.50% and (ii) the Class A-IO Available Funds Cap, and for any Distribution Date thereafter, zero.

Interest Carry Forward Amount:

For each class of Offered Certificates (other than the Class II-A-5 Certificates) and Non-Offered Certificates and on any Distribution Date, the sum of (i) the excess of (A) the Interest Payment Amount with respect to the prior Distribution Dates (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Interest Rate for such class.

Interest Payment Amount:

The Interest Payment Amount for the Offered Certificates (other than the Class II-A-5 Certificates) and Non-Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance, or notional balance in the case of the Class A-IO Certificates, of that class immediately prior to the Distribution Date.

Senior Interest Payment Amount:

The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment Amount for such Distribution Date for the related Class A Certificates (other than the Class II-A-5 Certificates) and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates (other than the Class II-A-5 Certificates).

Basis Risk Carryover Amount:

For any Distribution Date, if the Interest Rate for a class of Offered Certificates (other than the Class II-A-5 Certificates) and Non-Offered Certificates is based on the related Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the related Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the related Available Funds Cap).  The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover Amount.

For each Mortgage Loan that is adjustable, the Mortgage Loans will adjust based on six-month LIBOR after an initial fixed rate period of either six months or two, three, five or fifteen years following the date of origination, and the Interest Rates on the Offered Certificates (other than the Class A-IO and Class II-A-5 Certificates) and Non-Offered Certificates are based on one-month LIBOR, the application of the related Available Funds Cap could result in Basis Risk Carryover Amounts.  This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps.

Step-up Coupon:

If the Optional Redemption is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates (other than the Class A-IO and Class II-A-5 Certificates) will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates will increase to 1.5 times their related initial margins.

Principal Payment Amount:

The Principal Payment Amount for any Distribution Date and for any Mortgage Loan Group will be the excess, if any, of (a) the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any overcollateralization increase amount for such Distribution Date, over (b) the amount of any overcollateralization release amount, allocated between each Mortgage Loan Group based on the amount of principal received from each Mortgage Loan Group.

Senior Principal Payment Amount:

The Senior Principal Payment Amount for any Mortgage Loan Group is an amount equal to the lesser of (1) the Principal Payment Amount for such Mortgage Loan Group and (2) the excess of (x) the aggregate principal balance of the related certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class initial Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date.

Class M Principal Payment

Amount:

The lesser of (1) any Group I and Group II Principal Payment Amount remaining and (2) the excess of (x) the aggregate principal balance of all Certificates senior to the related class (for the purposes of the calculation of the Class M Principal Payment Amount, the Class M-1 and Class M-2 Certificates will have the same seniority, although the payment amount calculated will be allocated sequentially to the Class M-1 and Class M-2 Certificates) and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class initial Target Credit Enhancement Percentage (or “Optimal Principal Payment Amount Percentage”) and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.  The Class M-1 and Class M-2 Principal Payment Amount will be allocated sequentially to the Class M-1 and Class M-2 Certificates.

Optimal Principal Payment Amount Percentage
Class	Percentage
A	57.00%
M-1 and M-2	76.10%
M-3	79.80%
M-4	83.30%
M-5	86.60%
M-6	89.70%
M-7	92.50%
M-8	94.40%
M-9	95.40%
M-10	97.40%

Sensitivity Analysis

(To Call)

	PPC	50%	75%	100%	125%	150%
II-A-1	WAL	1.77	1.25	1.00	0.83	0.70
	Payment Window	1 - 43	1 - 29	1 - 22	1 - 19	1 - 16
II-A-2	WAL	4.29	2.68	2.00	1.68	1.47
	Payment Window	43 - 63	29 - 36	22 - 27	19 - 22	16 - 19
II-A-3	WAL	8.36	5.47	3.37	2.17	1.81
	Payment Window	63 - 146	36 - 96	27 - 69	22 - 33	19 - 26
II-A-4	WAL	12.16	7.99	5.74	2.83	2.25
	Payment Window	146 - 146	96 - 96	69 - 69	33 - 36	26 - 28
M-1	WAL	6.80	4.56	4.16	4.26	3.35
	Payment Window	46 - 139	39 - 91	43 - 66	36 - 53	28 - 41
M-3	WAL	8.00	5.30	4.25	4.06	3.11
	Payment Window	46 - 146	38 - 96	41 - 69	46 - 53	35 - 41
M-4	WAL	8.00	5.30	4.19	3.89	3.00
	Payment Window	46 - 146	38 - 96	40 - 69	44 - 53	34 - 41
M-5	WAL	8.00	5.30	4.16	3.77	2.90
	Payment Window	46 - 146	37 - 96	39 - 69	42 - 53	32 - 41
M-6	WAL	8.00	5.29	4.12	3.68	2.84
	Payment Window	46 - 146	37 - 96	39 - 69	40 - 53	31 - 41
M-7	WAL	8.00	5.29	4.10	3.60	2.79
	Payment Window	46 - 146	37 - 96	38 - 69	39 - 53	30 - 41
M-8	WAL	8.00	5.29	4.09	3.56	2.75
	Payment Window	46 - 146	37 - 96	38 - 69	38 - 53	30 - 41

Sensitivity Analysis

(To Maturity)

	PPC	50%	75%	100%	125%	150%
II-A-1	WAL	1.77	1.25	1.00	0.83	0.70
	Payment Window	1 - 43	1 - 29	1 - 22	1 - 19	1 - 16
II-A-2	WAL	4.29	2.68	2.00	1.68	1.47
	Payment Window	43 - 63	29 - 36	22 - 27	19 - 22	16 - 19
II-A-3	WAL	8.55	5.59	3.47	2.17	1.81
	Payment Window	63 - 180	36 - 119	27 - 86	22 - 33	19 - 26
II-A-4	WAL	18.91	12.77	9.26	2.83	2.25
	Payment Window	180 - 301	119 - 213	86 - 156	33 - 36	26 - 28
M-1	WAL	6.80	4.56	4.16	4.93	3.91
	Payment Window	46 - 139	39 - 91	43 - 66	36 - 81	28 - 63
M-3	WAL	8.74	5.81	4.63	4.34	3.34
	Payment Window	46 - 235	38 - 158	41 - 115	46 - 88	35 - 69
M-4	WAL	8.70	5.78	4.55	4.16	3.21
	Payment Window	46 - 226	38 - 152	40 - 110	44 - 84	34 - 66
M-5	WAL	8.64	5.74	4.49	4.01	3.10
	Payment Window	46 - 215	37 - 144	39 - 104	42 - 80	32 - 62
M-6	WAL	8.56	5.67	4.41	3.89	3.01
	Payment Window	46 - 203	37 - 135	39 - 98	40 - 75	31 - 59
M-7	WAL	8.42	5.57	4.31	3.76	2.92
	Payment Window	46 - 188	37 - 125	38 - 90	39 - 69	30 - 54
M-8	WAL	8.22	5.44	4.20	3.64	2.82
	Payment Window	46 - 170	37 - 112	38 - 81	38 - 62	30 - 48

Prepay Sensitivity - Class A-IO

	CPR	65%	69%	70%	71%
A-IO*	Yield (%)	5.2510	5.2510	2.4188	2.4188
	WAL (years)	1.39	1.39	1.36	1.36
	Payment Window (months)	1 - 24	1 - 24	1 - 23	1 - 23

* Run to the Optional Redemption.

Effective Maximum Interest Rate Table for the Group II Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	8.36	8.36	8.36	36	9.59	10.91	25.99
2	7.05	7.28	21.90	37	9.84	11.27	26.29
3	7.12	7.51	21.84	38	9.59	10.90	26.17
4	7.04	7.26	21.61	39	9.84	12.00	27.22
5	7.03	7.25	21.44	40	9.59	11.60	26.92
6	7.11	7.48	21.31	41	9.58	11.60	26.94
7	7.10	7.31	22.07	42	9.99	11.98	27.12
8	7.19	7.55	22.15	43	9.66	11.58	26.75
9	7.09	7.30	22.06	44	9.98	11.97	27.17
10	7.08	7.28	22.06	45	9.65	11.59	26.82
11	7.28	7.94	22.26	46	9.65	11.58	26.84
12	6.97	7.16	21.96	47	10.68	12.81	28.09
13	7.16	7.49	22.15	48	9.64	11.57	26.86
14	7.06	7.24	22.05	49	9.95	11.94	27.26
15	7.16	7.47	22.16	50	9.63	11.56	26.89
16	7.04	7.22	22.05	51	9.94	11.95	27.29
17	7.04	7.21	22.05	52	9.62	11.55	26.92
18	7.14	7.44	22.16	53	9.61	11.55	26.93
19	7.14	7.30	22.16	54	9.93	11.92	27.32
20	7.27	7.55	22.30	55	9.61	11.53	26.95
21	9.30	9.47	24.37	56	9.95	11.94	27.37
22	9.28	9.44	24.36	57	9.73	11.66	27.10
23	9.69	10.06	24.78	58	9.73	11.65	27.11
24	9.23	9.38	24.33	59	10.77	12.89	28.36
25	9.76	10.00	24.86	60	9.72	11.64	27.12
26	9.53	9.67	24.64	61	10.04	12.01	27.51
27	9.99	10.73	25.62	62	9.72	11.63	27.14
28	9.76	10.38	25.38	63	10.06	12.05	27.56
29	9.76	10.39	25.39	64	9.73	11.65	27.18
30	10.02	10.73	25.66	65	9.72	11.64	27.18
31	9.53	10.15	25.18	66	10.04	12.02	27.57
32	9.79	10.51	25.47	67	9.71	11.63	27.18
33	9.58	10.91	25.97	68	10.03	12.01	27.58
34	9.59	10.92	25.98	69	9.70	11.65	27.22
35	10.39	12.08	26.92

1. Assumes one-month LIBOR remains constant at 4.90%, six-month LIBOR remains constant at 5.21%, the cashflows are run to the Optional Redemption at the pricing speed, and net derivative payments and payments made to the Class A-IO Certificates are taken into account.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed and payments made to the Class A-IO Certificates are taken into account.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the

     Interest Rate Swap and Interest Rate Cap are received as scheduled and applied and payments made to the Class A-IO Certificates are taken into account.

Effective Maximum Interest Rate Table for the Floating Rate Class M Certificates

Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)	Period	Scenario (1) (%)	Scenario (2) (%)	Scenario (3) (%)
1	8.20	8.20	8.20	36	9.40	10.60	25.68
2	6.92	7.14	21.76	37	9.64	10.95	25.97
3	6.98	7.37	21.70	38	9.39	10.62	25.89
4	6.90	7.12	21.47	39	9.64	11.62	26.84
5	6.90	7.12	21.30	40	9.39	11.26	26.58
6	6.97	7.34	21.17	41	9.39	11.25	26.59
7	6.96	7.18	21.93	42	9.79	11.62	26.76
8	7.04	7.41	22.01	43	9.46	11.23	26.40
9	6.95	7.16	21.92	44	9.78	11.61	26.81
10	6.94	7.14	21.92	45	9.45	11.24	26.47
11	7.12	7.79	22.11	46	9.45	11.23	26.49
12	6.83	7.02	21.82	47	10.46	12.43	27.70
13	7.02	7.35	22.01	48	9.44	11.22	26.51
14	6.92	7.10	21.91	49	9.75	11.58	26.89
15	7.01	7.33	22.01	50	9.43	11.21	26.54
16	6.90	7.08	21.91	51	9.74	11.58	26.93
17	6.90	7.07	21.91	52	9.42	11.20	26.57
18	7.00	7.29	22.02	53	9.41	11.19	26.58
19	7.00	7.16	22.02	54	9.72	11.56	26.96
20	7.21	7.48	22.24	55	9.41	11.18	26.59
21	9.02	9.18	24.07	56	9.75	11.57	27.00
22	9.05	9.21	24.12	57	9.52	11.29	26.73
23	9.45	9.81	24.53	58	9.54	11.30	26.75
24	9.00	9.15	24.09	59	10.55	12.50	27.97
25	9.52	9.75	24.62	60	9.52	11.28	26.76
26	9.32	9.46	24.43	61	9.84	11.65	27.14
27	9.79	10.43	25.32	62	9.52	11.27	26.78
28	9.57	10.11	25.10	63	9.85	11.67	27.19
29	9.57	10.11	25.12	64	9.53	11.29	26.82
30	9.82	10.45	25.38	65	9.53	11.28	26.82
31	9.34	9.87	24.91	66	9.84	11.65	27.20
32	9.59	10.25	25.21	67	9.51	11.26	26.82
33	9.39	10.58	25.64	68	9.82	11.64	27.21
34	9.40	10.61	25.68	69	9.50	11.29	26.86
35	10.18	11.74	26.58

1. Assumes one-month LIBOR remains constant at 4.90%, six-month LIBOR remains constant at 5.21%, the cashflows are run to the Optional Redemption at the pricing speed, and net derivative payments and payments made to the Class A-IO Certificates are taken into account.

2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed and payments made to the Class A-IO Certificates are taken into account.

3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the

     Interest Rate Swap and Interest Rate Cap are received as scheduled and applied and payments made to the Class A-IO Certificates are taken into account.

Excess Spread

	Excess Spread (%)(1)(3)(4)	Excess Spread (%)(2)(3)(4)	1m LIBOR (%)	6m LIBOR (%)		Excess Spread (%)(1)(3)(4)	Excess Spread (%)(2)(3)(4)	1m LIBOR (%)	6m LIBOR (%)
1	2.85	2.79	4.9735	5.2374	37	4.57	4.45	5.2154	5.2965
2	1.95	1.96	5.1099	5.2890	38	4.42	4.28	5.2244	5.3058
3	1.95	1.95	5.2048	5.3155	39	4.57	4.46	5.2388	5.3141
4	1.94	1.94	5.2552	5.3252	40	4.49	4.37	5.2396	5.3246
5	1.93	1.93	5.2592	5.3251	41	4.51	4.38	5.2479	5.3357
6	1.94	1.93	5.2755	5.3222	42	4.77	4.50	5.2627	5.3437
7	2.00	1.98	5.2743	5.3098	43	4.61	4.33	5.2638	5.3512
8	2.01	1.99	5.2703	5.2986	44	4.78	4.50	5.2792	5.3581
9	1.99	1.96	5.2590	5.2860	45	4.62	4.34	5.3004	5.3641
10	1.98	1.94	5.2582	5.2688	46	4.62	4.34	5.3011	5.3668
11	1.95	1.91	5.2443	5.2526	47	5.12	4.88	5.3024	5.3705
12	1.86	1.82	5.2068	5.2389	48	4.63	4.35	5.3070	5.3725
13	1.98	1.94	5.2053	5.2248	49	4.80	4.53	5.3070	5.3773
14	1.95	1.90	5.1956	5.2127	50	4.64	4.36	5.3107	5.3864
15	1.98	1.93	5.1635	5.2014	51	4.81	4.56	5.3163	5.3934
16	1.93	1.88	5.1624	5.1938	52	4.66	4.39	5.3178	5.3998
17	1.92	1.87	5.1547	5.1878	53	4.68	4.41	5.3155	5.4057
18	1.96	1.91	5.1307	5.1818	54	4.85	4.58	5.3354	5.4117
19	2.02	1.97	5.1303	5.1813	55	4.71	4.41	5.3553	5.4168
20	2.16	2.10	5.1278	5.1807	56	4.90	4.62	5.3545	5.4202
21	4.09	4.02	5.1223	5.1831	57	4.79	4.50	5.3545	5.4221
22	4.13	4.05	5.1223	5.1861	58	4.75	4.46	5.3549	5.4249
23	4.24	4.16	5.1232	5.1906	59	5.19	4.94	5.3537	5.4286
24	4.07	3.98	5.1277	5.1970	60	4.64	4.33	5.3629	5.4316
25	4.45	4.36	5.1273	5.2030	61	4.75	4.44	5.3722	5.4344
26	4.39	4.29	5.1352	5.2102	62	4.57	4.26	5.3702	5.4370
27	4.72	4.62	5.1470	5.2179	63	4.77	4.48	5.3710	5.4411
28	4.65	4.55	5.1481	5.2275	64	4.61	4.31	5.3722	5.4458
29	4.66	4.55	5.1554	5.2379	65	4.61	4.31	5.3706	5.4477
30	4.75	4.64	5.1675	5.2453	66	4.78	4.49	5.3809	5.4509
31	4.41	4.29	5.1682	5.2531	67	4.62	4.30	5.3912	5.4551
32	4.52	4.40	5.1815	5.2609	68	4.79	4.49	5.3908	5.4565
33	4.47	4.36	5.2022	5.2688	69	4.63	4.33	5.3920	5.4588
34	4.48	4.37	5.2033	5.2745
35	4.77	4.67	5.2071	5.2805
36	4.48	4.35	5.2151	5.2883
1. Assumes one-month LIBOR remains constant at 4.90%, six-month LIBOR remains constant at 5.21% and the cashflows are run to the Optional Redemption at the pricing speed.
2. Assumes one-month LIBOR and six-month LIBOR is equal to the forward curve provided and the cashflows are run to the Optional Redemption at the pricing speed
3. Reflects the effect of payments made to the Class A-IO Certificates.
4. Reflects the effect of Net Derivative Payments, either paid or received.

Notional Schedule for the Class A-IO Certificates

Class A-IO Notional Schedule
Period	Accrual Start	Accrual End	Class A-IO Notional ($)(1)

1	4/25/2006	5/25/2006	244,017,027.78
2	5/25/2006	6/25/2006	244,017,027.78
3	6/25/2006	7/25/2006	244,017,027.78
4	7/25/2006	8/25/2006	244,017,027.78
5	8/25/2006	9/25/2006	244,017,027.78
6	9/25/2006	10/25/2006	244,017,027.78
7	10/25/2006	11/25/2006	195,213,622.23
8	11/25/2006	12/25/2006	195,213,622.23
9	12/25/2006	1/25/2007	195,213,622.23
10	1/25/2007	2/25/2007	195,213,622.23
11	2/25/2007	3/25/2007	195,213,622.23
12	3/25/2007	4/25/2007	195,213,622.23
13	4/25/2007	5/25/2007	146,410,216.67
14	5/25/2007	6/25/2007	146,410,216.67
15	6/25/2007	7/25/2007	146,410,216.67
16	7/25/2007	8/25/2007	146,410,216.67
17	8/25/2007	9/25/2007	146,410,216.67
18	9/25/2007	10/25/2007	146,410,216.67
19	10/25/2007	11/25/2007	97,606,811.11
20	11/25/2007	12/25/2007	97,606,811.11
21	12/25/2007	1/25/2008	97,606,811.11
22	1/25/2008	2/25/2008	97,606,811.11
23	2/25/2008	3/25/2008	97,606,811.11
24	3/25/2008	4/25/2008	97,606,811.11
25	4/25/2008	5/25/2008	0.00

1. The balance of the Class A-IO Certificates will be the lesser of the aggregate principal balance of the Mortgage Loans and the above scheduled amount.

Interest Rate Swap Schedule

Aggregate Interest Rate Swap Schedule
Period	Accrual Start	Accrual End	Swap Notional ($)

1	4/25/2006	5/25/2006	0.00
2	5/25/2006	6/25/2006	947,703,401.28
3	6/25/2006	7/25/2006	926,015,369.84
4	7/25/2006	8/25/2006	901,284,074.32
5	8/25/2006	9/25/2006	873,583,477.53
6	9/25/2006	10/25/2006	843,021,309.10
7	10/25/2006	11/25/2006	809,739,382.53
8	11/25/2006	12/25/2006	773,917,955.63
9	12/25/2006	1/25/2007	736,042,003.68
10	1/25/2007	2/25/2007	699,864,091.60
11	2/25/2007	3/25/2007	665,445,631.53
12	3/25/2007	4/25/2007	632,700,791.92
13	4/25/2007	5/25/2007	601,547,943.52
14	5/25/2007	6/25/2007	571,909,472.32
15	6/25/2007	7/25/2007	543,711,617.27
16	7/25/2007	8/25/2007	516,884,074.63
17	8/25/2007	9/25/2007	491,360,035.21
18	9/25/2007	10/25/2007	467,068,038.22
19	10/25/2007	11/25/2007	443,006,066.81
20	11/25/2007	12/25/2007	401,465,192.66
21	12/25/2007	1/25/2008	363,533,244.80
22	1/25/2008	2/25/2008	329,477,984.76
23	2/25/2008	3/25/2008	298,838,011.56
24	3/25/2008	4/25/2008	271,680,955.28
25	4/25/2008	5/25/2008	255,683,181.74
26	5/25/2008	6/25/2008	240,877,526.23
27	6/25/2008	7/25/2008	226,553,691.10
28	7/25/2008	8/25/2008	212,209,330.62
29	8/25/2008	9/25/2008	198,613,102.11
30	9/25/2008	10/25/2008	185,912,672.48
31	10/25/2008	11/25/2008	178,923,752.58
32	11/25/2008	12/25/2008	167,826,189.96
33	12/25/2008	1/25/2009	157,447,065.90
34	1/25/2009	2/25/2009	147,863,048.97
35	2/25/2009	3/25/2009	139,189,494.44
36	3/25/2009	4/25/2009	131,086,825.55
37	4/25/2009	5/25/2009	123,447,263.23
38	5/25/2009	6/25/2009	116,243,990.14
39	6/25/2009	7/25/2009	109,451,760.51
40	7/25/2009	8/25/2009	103,046,808.96
41	8/25/2009	9/25/2009	97,006,754.46
42	9/25/2009	10/25/2009	0.00

The Accrual Period for the Interest Rate Swap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All payment dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period, floating rate payments will be determined using the Act/360 day-count convention, and fixed rate payments will be determined using the 30/360 day count convention.

The Distribution Date for the Interest Rate Swap is two business days prior to the end of each accrual period.

Interest Rate Cap Schedule

Aggregate Interest Rate Cap Schedule				Aggregate Interest Rate Cap Schedule
Period	Accrual Start	Accrual End	Cap Notional ($)	Period	Accrual Start	Accrual End	Cap Notional ($)

1	4/25/2006	5/25/2006	0.00	41	8/25/2009	9/25/2009	181,046,789.90
2	5/25/2006	6/25/2006	0.00	42	9/25/2009	10/25/2009	269,184,265.94
3	6/25/2006	7/25/2006	0.00	43	10/25/2009	11/25/2009	260,599,716.65
4	7/25/2006	8/25/2006	0.00	44	11/25/2009	12/25/2009	252,290,699.55
5	8/25/2006	9/25/2006	0.00	45	12/25/2009	1/25/2010	244,248,316.38
6	9/25/2006	10/25/2006	0.00	46	1/25/2010	2/25/2010	236,409,412.31
7	10/25/2006	11/25/2006	60,124,119.47	47	2/25/2010	3/25/2010	228,720,979.86
8	11/25/2006	12/25/2006	73,652,763.95	48	3/25/2010	4/25/2010	221,279,114.07
9	12/25/2006	1/25/2007	87,792,357.33	49	4/25/2010	5/25/2010	214,075,857.95
10	1/25/2007	2/25/2007	100,813,725.20	50	5/25/2010	6/25/2010	207,103,512.69
11	2/25/2007	3/25/2007	112,717,971.55	51	6/25/2010	7/25/2010	200,354,629.30
12	3/25/2007	4/25/2007	123,573,109.77	52	7/25/2010	8/25/2010	193,822,000.42
13	4/25/2007	5/25/2007	133,443,445.77	53	8/25/2010	9/25/2010	187,498,652.47
14	5/25/2007	6/25/2007	142,389,776.39	54	9/25/2010	10/25/2010	181,377,838.02
15	6/25/2007	7/25/2007	150,469,583.93	55	10/25/2010	11/25/2010	175,453,028.43
16	7/25/2007	8/25/2007	157,737,151.69	56	11/25/2010	12/25/2010	169,717,881.37
17	8/25/2007	9/25/2007	164,243,782.23	57	12/25/2010	1/25/2011	164,158,668.80
18	9/25/2007	10/25/2007	170,041,456.33	58	1/25/2011	2/25/2011	158,763,637.12
19	10/25/2007	11/25/2007	175,587,290.41	59	2/25/2011	3/25/2011	153,541,883.72
20	11/25/2007	12/25/2007	188,531,609.92	60	3/25/2011	4/25/2011	148,487,643.25
21	12/25/2007	1/25/2008	198,928,926.99	61	4/25/2011	5/25/2011	143,595,511.12
22	1/25/2008	2/25/2008	206,876,403.09	62	5/25/2011	6/25/2011	138,860,258.47
23	2/25/2008	3/25/2008	212,677,505.65	63	6/25/2011	7/25/2011	134,276,949.54
24	3/25/2008	4/25/2008	216,512,897.87	64	7/25/2011	8/25/2011	129,840,820.41
25	4/25/2008	5/25/2008	216,587,096.35	65	8/25/2011	9/25/2011	125,546,900.85
26	5/25/2008	6/25/2008	216,174,502.83	66	9/25/2011	10/25/2011	121,390,558.96
27	6/25/2008	7/25/2008	215,524,643.44	67	10/25/2011	11/25/2011	117,367,361.11
28	7/25/2008	8/25/2008	214,800,446.94	68	11/25/2011	12/25/2011	113,473,017.36
29	8/25/2008	9/25/2008	213,721,797.23	69	12/25/2011	1/25/2012	109,703,376.72
30	9/25/2008	10/25/2008	212,257,556.12	70	1/25/2012	2/25/2012	106,054,422.70
31	10/25/2008	11/25/2008	205,573,490.47	71	2/25/2012	3/25/2012	102,522,268.87
32	11/25/2008	12/25/2008	203,471,938.42	72	3/25/2012	4/25/2012	99,103,154.64
33	12/25/2008	1/25/2009	201,110,198.35	73	4/25/2012	5/25/2012	95,793,441.20
34	1/25/2009	2/25/2009	198,521,770.21	74	5/25/2012	6/25/2012	0.00
35	2/25/2009	3/25/2009	195,747,965.06
36	3/25/2009	4/25/2009	192,841,529.27
37	4/25/2009	5/25/2009	189,825,840.97
38	5/25/2009	6/25/2009	190,222,537.74
39	6/25/2009	7/25/2009	187,232,908.71
40	7/25/2009	8/25/2009	184,170,248.64

The Accrual Period for the Interest Rate Cap starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Cap is two business days prior to the end of each accrual period.

BREAKEVEN LOSSES

	Static LIBOR		Forward LIBOR
Class	CDR	Cum. Loss	CDR	Cum. Loss
M-1	24.96	17.96%	24.76	17.86%
M-2	21.29	16.08%	21.08	15.97%
M-3	18.39	14.47%	18.17	14.34%
M-4	15.84	12.93%	15.61	12.79%
M-5	13.56	11.46%	13.32	11.30%
M-6	11.49	10.03%	11.24	9.85%
M-7	9.70	8.72%	9.44	8.52%
M-8	8.43	7.74%	8.18	7.54%
M-9	7.79	7.23%	7.54	7.03%
M-10	6.79	6.41%	6.57	6.23%

100% Prepayment Speed
40% Severity
Triggers Failing
to Maturity
Breakeven loss represents CDR which results in first dollar of principal loss
12 mos. lag
P&I advanced at 100%